Capital (Notes)	12 Months Ended
Dec. 31, 2019
Disclosure of notes and other explanatory information [Abstract]
Capital	Capital
TransAlta’s capital is comprised of the following:

As at Dec. 31	2019	2018	Increase/ (decrease)
Long-term debt(1)	3,212	3,267	(55)
Exchangeable securities	326	—	326
Equity
Common shares	2,978	3,059	(81)
Preferred shares	942	942	—
Contributed surplus	42	11	31
Deficit	(1,455)	(1,496)	41
Accumulated other comprehensive income	454	481	(27)
Non-controlling interests	1,101	1,137	(36)
Less: available cash and cash equivalents(2)	(411)	(89)	(322)
Less: principal portion of restricted cash on TransAlta OCP Bonds(3)	(10)	(27)	17
Less: fair value asset of hedging instruments on long-term debt(4)	(7)	(10)	3
Total capital	7,172	7,275	(103)
(1) Includes lease obligations, amounts outstanding under credit facilities, tax equity liabilities and current portion of long-term debt.
(2) The Corporation includes available cash and cash equivalents as a reduction in the calculation of capital, as capital is managed internally and evaluated by management using a net debt position.  In this regard, these funds may be available and used to facilitate repayment of debt.
(3) The Corporation includes the principal portion of restricted cash on TransAlta OCP bonds because this cash is restricted specifically to repay outstanding debt.
(4) The Corporation includes the fair value of economic and designated hedging instruments on debt in an asset, or liability, position as a reduction, or increase, in the calculation of capital, as the carrying value of the related debt has either increased, or decreased, due to changes in foreign exchange rates.

The Corporation’s overall capital management strategy and its objectives in managing capital are as follows:
A. Maintain a Strong Financial Position
The Corporation operates in a long-cycle and capital-intensive commodity business, and it is therefore a priority to maintain a strong financial position that enables the Corporation to access capital markets at reasonable interest rates.
Maintaining a strong balance sheet also allows its commercial team to contract the Corporation’s portfolio with a variety of counterparties on terms and prices that are favourable to the Corporation’s financial results and provides the Corporation with better access to capital markets through commodity and credit cycles. The Corporation has an investment-grade credit rating from DBRS (stable outlook). In 2019, Moody's reaffirmed its issuer rating of Ba1 and revised their rating outlook to stable from positive. During 2019, Fitch Ratings downgraded the Corporation below investment grade to BB+ with a stable outlook; DBRS reaffirmed the Corporation’s Unsecured Debt rating and Medium-Term Notes rating of BBB (low), the Preferred Shares rating of Pfd-3 (low) and Issuer Rating of BBB (low) with a stable outlook; and Standard and Poor’s downgraded the Corporation’s Unsecured Debt rating and Issuer Rating to BB+ with stable outlook. The Corporation remains focused on strengthening its financial position and cash flow coverage ratios. Credit ratings provide information relating to the Corporation's financing costs, liquidity and operations and affect the Corporation's ability to obtain short-term and long-term financing and/or the cost of such financing.

Key rating agencies assess TransAlta’s credit rating using a variety of methodologies, including financial ratios. The methodologies and ratios used by rating agencies to assess our credit rating are not publicly disclosed. We have developed our own definitions of ratios and targets to help evaluate the strength of our financial position. These metrics and ratios are not defined under IFRS and may not be comparable to those used by other entities or by rating agencies. These ratios are summarized in the table below:

As at Dec. 31	2019	2018	Target
Funds from operations before interest to adjusted interest coverage (times)	4.5	4.8	4 to 5
Adjusted funds from operations to adjusted net debt (%)	19.0	20.8	20 to 25
Adjusted net debt to adjusted comparable earnings before interest, taxes, depreciation and amortization (times)	3.9	3.6	3.0 to 3.5
Funds from Operations (“FFO”) before Interest to Adjusted Interest Coverage is calculated as FFO less the termination payments for the Sundance B and C PPAs plus interest on debt, exchangeable securities and lease obligations (net of capitalized interest) divided by interest on debt, exchangeable securities and lease obligations (net of capitalized interest) plus 50 per cent of dividends paid on preferred shares. FFO is calculated as cash flow from operating activities before changes in working capital and is adjusted for transactions and amounts that the Corporation believes are not representative of ongoing cash flows from operations. The Corporation’s goal is to maintain this ratio in a range of four to five times.

Adjusted FFO to Adjusted Net Debt is calculated as FFO less the termination payments for the Sundance B and C PPAs less 50 per cent of dividends paid on preferred shares divided by adjusted net debt (current and long-term debt plus exchangeable securities plus 50 per cent of outstanding preferred shares less available cash and cash equivalents less principal portion of TransAlta OCP restricted cash and including fair value assets of hedging instruments on debt). The Corporation’s goal is to maintain this ratio in a range of 20 to 25 per cent.

Adjusted Net Debt to Adjusted Comparable Earnings before Interest, Taxes, Depreciation and Amortization (“EBITDA”) is calculated as adjusted net debt divided by adjusted comparable EBITDA. Adjusted comparable EBITDA is calculated as earnings before interest, taxes, depreciation and amortization and is adjusted for transactions and amounts that the Corporation believes are not representative of ongoing business operations as well as the termination payments for the Sundance B and C PPAs. The Corporation’s goal is to maintain this ratio in a range of 3.0 to 3.5 times.

At times, the credit ratios may be outside of the specified ranges while the Corporation executes its coal-to-gas transition and growth strategy, but we remain focused on maintaining a strong balance sheet.

Management routinely monitors forecasted net earnings, cash flows, capital expenditures and scheduled repayment of debt with a goal of meeting the above ratio targets and to meet dividend and PP&E expenditure requirements.

B. Ensure Sufficient Cash and Credit is Available to Fund Operations, Pay Dividends, Distribute Payments to Subsidiaries’ Non-Controlling Interests, Invest in PP&E and Make Acquisitions

For the years ended Dec. 31, 2019 and 2018, cash inflows and outflows are summarized below. The Corporation manages variations in working capital using existing liquidity under credit facilities.

Year ended Dec. 31	2019	2018	Increase (decrease)
Cash flow from operating activities	849	820	29
Change in non-cash working capital	(121)	44	(165)
Cash flow from operations before changes in working capital	728	864	(136)
Dividends paid on common shares	(45)	(46)	1
Dividends paid on preferred shares	(40)	(40)	—
Distributions paid to subsidiaries’ non-controlling interests	(106)	(165)	59
Property, plant and equipment expenditures	(417)	(277)	(140)
Inflow	120	336	(216)

TransAlta maintains sufficient cash balances and committed credit facilities to fund periodic net cash outflows related to its business. At Dec. 31, 2019, $1.3 billion (2018 - $0.9 billion) of the Corporation’s available credit facilities were not drawn.

From time to time, TransAlta accesses capital markets, as required, to help fund some of these periodic net cash outflows, to maintain its available liquidity, and to maintain its capital structure and credit metrics within targeted ranges.